UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

First Financial Bancorp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing fee (Check the appropriate box)

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing party:

4)	Date filed:

ANNUAL MEETING REMINDER

PROXY VOTE ALERT – IMPORTANT CHANGE TO VOTING RULES

If you hold your shares with a broker it is important to note that the Securities and Exchange Commission approved amendments to the New York Stock Exchange Rule 452 which eliminated broker discretionary voting on the election of directors.  Therefore, your broker can no longer vote on the election of directors on your behalf.  It is necessary for you to actually vote any proxies you receive in order for your vote to be counted.

May 5, 2010
Dear Shareholder:

This note is to remind you that the Annual Meeting of Shareholders of First Financial Bancorp. (the “Company”) will be held at The Taft Center at Fountain Square, 425 Walnut Street, Second Floor, Cincinnati, OH  45202, on Tuesday, May 25, 2010, at 10 a.m., local time, for the following purposes:

1.	To elect the following four nominees as directors with terms expiring in 2013 (Class III): J. Wickliffe Ach, Donald M. Cisle, Sr., Corinne R Finnerty, and Richard E. Olszewski;

2.	To consider and approve a non-binding advisory resolution on First Financial’s executive compensation;

3.	To ratify the appointment of Ernst & Young as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2010;

4.	To act on a shareholder proposal described in the previously provided proxy statement; and

To consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

The cover of our Notice to Shareholders previously mailed or provided to you on or about April 15, 2010 had a typographical error regarding the year of the annual meeting.  The day and time (Tuesday, May 25 at 10:00 a.m.) was correct.  We apologize for the error and any confusion.

Shareholders of record of the Company at the close of business on March 29, 2010, are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.  Each shareholder is entitled to one vote for each common share held regarding each matter properly brought before the Annual Meeting.

Your Board of Directors unanimously recommends that you vote:

“FOR” the election of each of the Director nominees listed above;
 “FOR” the non-binding advisory proposal on executive compensation;
“FOR” the ratification of auditors; and
“AGAINST” the shareholder proposal.

You have previously received a proxy statement and a proxy card.  If you have not,  please contact us at 513-979-5837.  To make it easier to vote your shares, you have the choice of voting over the Internet, by telephone or by completing and returning the enclosed proxy card.  The proxy card describes your voting options in more detail.  If you have voted already – thank you!

Regardless of how many shares you own, your vote is important!

Your shareholder meeting is on Tuesday, May 25, 2010 at 10:00 a.m.

REVOCABLE PROXY

ANNUAL MEETING OF SHAREHOLDERS
May 25, 2010
THIS PROXY IS SOLICIATED ON BEHALF OF THE BOARD OF DIRECTORS

Each undersigned shareholder of First Financial Bancorp. (the "Corporation") hereby constitutes and appoints Shannon M. Kuhl and Amy H. Parsons or either of them, with full power of substitution in each of them, the proxy or proxies of the undersigned to vote only at the Annual Meeting of Shareholders of the Corporation to be held at  the Taft Center at Fountain Square, 425 Walnut Street, Second Floor, Cincinnati, OH  45202 on Tuesday, May 25, 2010 at 10:00 a.m., local time, and at any adjournment thereof, all of the shares of the Corporation which the undersigned would be entitled to vote if personally present at such meeting or any adjournment thereof:

Mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	.

FOLD AND DETATCH HERE

Election of Directors - The Board of Directors recommends that you vote FOR the following:

Nominees
To withhold authority to vote for any individual
01	J. Wickliffe Ach	nominee(s), mark “For All Except” and write the
number(s) of the nominee(s) on the line below.
02	Donald M. Cisle, Sr.

03	Corinne R. Finnerty

04	Richard E. Olszewski

	Withhold	For All
For	All	Except
☐	☐	☐

Company & Shareholder Proposals - The Board of Directors recommends a vote FOR Proposals  2, 3, and 5, and a vote Against Proposal 4.

		For	Against	Abstain
2.	Non-Binding Advisory Resolution on Executive Officer Compensation	☐	☐	☐

3.	Ratification of Ernst & Young as Independent Auditors.	☐	☐	☐

4.	Shareholder Proposal requesting that our Board of Directors take action to declassify the terms of the Board.	☐	☐	☐

To consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

You may choose one of the following voting methods outlined below to vote your proxy.

VALIDATION DETAILS TO VOTE BY INTERNET AND TELEPHONE ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by Internet or telephone must be received by 11:59 a.m. ET on May 24, 2010.

Vote by Internet at: www.proxyvote.com Follow the steps outlined on the secured website.

Vote by Telephone by calling: 1-800-690-6903 on a touch tone phone. There is NO CHARGE to you for the call. Follow the instructions provided by the recorded message.

Vote by Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Vote in Person at the Meeting You may vote in person at the Annual Meeting of Shareholders on May 25, 2010.

FOLD AND DETATCH HERE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and may be revoked prior to its exercise. Receipt of the accompanying Proxy Statement is hereby acknowledged.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS LOCATED ON THE REVERSE SIDE OF THIS PROXY. IN THE ABSENCE OF SUCH INDICATIONS THIS PROXY WILL BE VOTED (I) FOR THE ELECTION OF EACH NOMINEE FOR DIRECTOR AND (II) IN FAVOR OF PROPOSALS 2, 3 AND 5, AND (III) A VOTE AGAINST PROPOSAL 4.

Please be sure to date and sign this proxy card in the box below	Date		Date

Shareholder Signature		Signature (Joint Owners)

Note: Please sign exactly as your name appears on this Proxy. If signing for estates, trusts, corporations or partnerships, title of capacity should be stated. If shares are held jointly, each holder should sign.